UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

The accompanying unaudited pro forma condensed combined financial statements present the pro forma consolidated financial position and results of operations of the combined company based upon the historical financial statements of Clinigence Holdings, Inc. (Clinigence), AHP Management, Inc. (AHP) and Accountable Healthcare America, Inc, (AHA), after giving effect to the AHP and AHA Mergers and adjustments described in the following footnotes, and are intended to reflect the impact of this Merger on Clinigence on a pro forma basis.

Unless the context dictates otherwise, references to AHP in the accompanying unaudited pro forma condensed combined financial statements of Clingence, AHP and AHA, are references to AHP Management, Inc. a Delaware corporation, and its consolidated variable interest entity (“VIE”) Associated Hispanic Physicians of Southern California Inc. (AHPIPA).

The unaudited pro forma condensed combined balance sheet reflects the Mergers of AHP and AHA as if it has been consummated on January 1, 2020 and includes pro forma adjustments for preliminary valuations of certain tangible and intangible assets by Clinigence’s management as of the Merger date of February 28, 2021. These adjustments are subject to further revision upon the related intangible asset valuations and fair value determinations.

The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2020 combines Clinigence’s historical results for the year ended December 31, 2020 with AHP and AHA’s historical results for the year ended December 31, 2020. The AHP condensed consolidated statement of operations has been consolidated with AHPIPA. The unaudited pro forma statement of operations gives effect of the Merger as if it had taken place on January 1, 2020.

The accompanying unaudited pro forma condensed combined financial statements are presented for illustrative purposes only and do not reflect the realization of potential cost savings, revenue synergies or any potential restructuring costs. Certain cost savings and revenue synergies may result from the Mergers. However, there can be no assurance that these cost savings or revenue synergies will be achieved. Cost savings, if achieved, could result from, among other things, the reduction of overhead, distribution and other operating expenses, changes in corporate infrastructure, the elimination of duplicative facilities and the leveraging of consolidated annual external purchases. Revenue synergies, if achieved, could result from, among other things, the cross-selling of Clinigence services through AHA and AHP. The pro forma information is not necessarily indicative of what the financial position or results of operations actually would have been had the Mergers been completed at the date indicated. In addition, the unaudited pro forma combined financial information does not purport to project the future financial position or operating results of the combined company after effective date of the Merger.

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CLINGENCE HOLDINGS INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
AS OF DECEMBER 31, 2020

	CLINIGENCE HOLDINGS, INC.	AHP (VIE)	AHA	PRO FORMA ADJUSTMENTS	NOTES	PRO FORMA COMBINED
Current Assets
Cash	$26,931	$2,620,586	$1,285,361			$3,932,878
Certificate of deposit		383,179				383,179
Healthplan Receivables		178,321				178,321
Accounts receivable	18,283	59,362				77,645
Prepaid expenses	111,842	29,256	166,600			307,698
Total current assets	$157,056	$3,270,704	$1,451,961			$4,879,721

Long-term assets						—
Investment in ACMG			7,089,000	45,000	(d)	7,134,000
Property and equipment, net	12,391					12,391
Intangible assets, net		—	8,548,215	1,169,785	(c),(d)	9,718,000
Goodwill				52,858,839	(j), (m)	52,858,839
Deposits	410					410
Other non-current assets	—	71,586				71,586
Total assets	$169,857	$3,342,290	$17,089,176	54,073,624		$74,674,947

Current liabilities
Accounts payable and accrued expenses	$695,424	$365,981	1,477,824			2,539,229
Customer deposits	38,651	—				38,651
Claims Payable		2,136,167				2,136,167
Amounts due to related parties	30,000					30,000
PPP advances			172,000			172,000
Accrued Dividends			736,937	(736,937)	(e)	—
Deferred revenue	76,687	34,138				110,825
Current portion of convertible notes			6,651,861			6,651,861
Current portion of notes payable	312,890					312,890
Total current liabilities	$1,153,652	$2,536,286	$9,038,622	(736,937)		$11,991,623

Long-term liabilities
Deferred tax liability				2,429,500	(m)	2,429,500
Notes Payable	150,000					150,000
Total liabilities	$1,303,652	$2,536,286	$9,038,622	1,692,563		$14,571,123

Commitments and Contingencies
Series C redeemable convertible preferred stock, par value $0.001 per share 54,950 issued and outstanding as of December 31, 2020.	$—	$—	$5,495,000	(5,495,000)	(f)	$—

Stockholder's equity
Series D redeemable convertible preferred stock, par value $0.001 per share 236,250 issued and outstanding as of December 31, 2020.	$—	$—	$945,000	(945,000)	(f)	$—
Series E redeemable convertible preferred stock, par value $0.001 per share 1,452,892 issued and outstanding as of December 31, 2020.	$—	$—	$5,562,840	(5,562,840)	(f)	$—
Common Stock $.001 par value (pre-merger 5,282,445 post-merger 39,041,933)	5,282	343,531	14,975	(324,747)	(a),(b)	39,041
APIC	17,079,885	296,250	2,433,701	60,469,795	(a),(b),(c),(d)	80,279,631
Retained earnings (deficit)	(18,218,962)	166,223	(6,400,962)	4,238,853	(c),(d)	(20,214,848)
Total stockholders' equity	(1,133,795)	806,004	2,555,554	57,876,061		60,103,824

Total liabilities and stockholders' equity	$169,857	$3,342,290	$17,089,176	54,073,624		$74,674,947

See accompanying notes to the unaudited pro forma condensed consolidated financial information.

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CLINIGENCE HOLDINGS, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
YEAR ENDED DECEMBER 31, 2020

	CLINIGENCE HOLDINGS, INC.		AHP (VIE)	AHA		PRO FORMA ADJUSTMENTS	NOTES	PRO FORMA COMBINED
Revenue	$1,585,952		$19,190,257	$—		$—		$20,776,209
Cost of sales	909,780		15,683,804	—		—		16,593,584
Gross profit (loss)	$676,172		3,506,453	—		$—		$4,182,625

Operating expenses
General and administrative expenses	3,975,369		2,614,513	4,613,478		(2,034,882)	(g)	9,168,478
Goodwill impairment loss	3,471,508					(3,471,508)	(h)	-
Gain on sale of assets	(8,395,702)					8,395,702	(h)	-
Gain on lease termination	(25,174)							(25,174)
Loss on sale of fixed assets	54,819							54,819
Depreciation and Amortization	59,013			488,339		221,172	(i)	768,524

Total operating expenses	$(860,167)		$2,614,513	$5,101,817		$3,110,484		$9,966,647

Income (Loss) from operations	$1,536,339		$891,940	$(5,101,817)		$(3,110,484)		$(5,784,022)

Other income (expenses)								-
Other income, net				29,756		—		29,756
Amortization of debt discount	(163,019)			(954,403)				(1,117,422)
Accretion of debt premium				(427,503)				(427,503)
Loss on extinguishment of debt	(167,797)					—		(167,797)
Impairment of Series E investment	(6,402,278)					6,402,278	(h)	-
Interest income	1,030		4,722	—		—		5,752
Interest expense, net	(335,450)			(499,633)		—		(835,083)

Total other income (expenses)	$(7,067,514)		$4,722	$(1,851,783)		$6,402,278		$(2,512,297)

Net income (loss)	$(5,531,175)		$896,662	$(6,953,600)		3,291,794		$(8,296,319)

Net income (loss) from discontinued operations	$(118,992)	$		$2,046,622	$			$1,927,630

Preferred stock dividends				985,193		(985,193)	(k)	-
Tax provision			13,074			(13,074)	(l)
Net Income (Loss)	$(5,650,167)		$883,588	$(5,892,171)		$4,290,061		$(6,368,689)

Basic and fully diluted income (loss) per common share:
Continuing operations	$(1.12)							$(1.65)
Discontinued operations	(0.02)							0.00
Net income (loss) per common share	$(1.14)							$(1.65)

Weighted average common shares outstanding - basic and fully diluted	4,942,268							5,034,506

See accompanying notes to the unaudited pro forma condensed consolidated financial information.

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1. Basis of Presentation

The unaudited pro forma condensed combined financial statements included herein have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information and certain footnote disclosures normally included in financial statements prepared in accordance with U.S. generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations; however, management believes that the disclosures are adequate to make the information presented not misleading.

The accompanying unaudited pro forma condensed combined financial statements present the pro forma consolidated financial position and results of operations of the combined company based upon the historical financial statements of Clinigence, AHP and AHA, after giving effect to the Merger and adjustments described in the following footnotes and are intended to reflect the impact of this Merger on Clinigence on a pro forma basis.

The unaudited pro forma condensed combined balance sheet reflects the Merger as if it had been consummated on January 1, 2020 and includes pro forma adjustments for preliminary valuations of certain intangible assets by Clinigence management as of the Merger date of February 25, 2021. These adjustments are subject to further revision upon finalization of the related intangible asset valuations and fair value determinations.

The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2020 combines Clinigence’s historical results for the year ended December 31, 2020 with AHP and AHA’s historical results for the year ended December 31, 2020. The unaudited pro forma statement of operations gives effect of the Merger as if it had taken place on January 1, 2020.

The accompanying unaudited pro forma condensed combined financial statements are presented for illustrative purposes only and do not reflect the realization of potential cost savings, revenue synergies or any potential restructuring costs.

2.  Merger of AHP

On February 22, 2021, Clinigence entered into a Merger agreement to acquire all of the shares of AHP, with AHP continuing after the Merger as a direct wholly-owned subsidiary of Clinigence. The Merger, which became effective on February 25, 2021 (the “Effective Date”), is accounted for under the Acquisition method of accounting.

AHP Variable Interest Entities (VIE)

AHPIPA has been determined to be a VIE under Section 805 of the FASB Codification (ASC 805) and therefore we evaluate whether Clinigence is the primary beneficiary. The primary beneficiary analysis is a qualitative analysis based on power and benefits. We consolidate a VIE if we have both power and benefits – that is, (i) we have the power to direct the activities of a VIE that most significantly influence the VIE’s economic performance, and (ii) we have the obligation to absorb losses of, or the right to receive benefits from, the VIE that could potentially be significant to the VIE. AHPIPA qualifies as a consolidated VIE of AHP.

Some states have laws that prohibit business entities with non-physician owners from practicing medicine, which are generally referred to as the corporate practice of medicine laws. States that have corporate practice of medicine laws require only physicians to practice medicine, exercise control over medical decisions or engage in certain arrangements with other physicians, such as fee-splitting. California is a corporate practice of medicine state and AHP is located in California.

Therefore, we mainly operate AHP by maintaining a long-term MSA with our affiliated AHAIPA, which is owned and operated by a network of independent primary care physicians and specialists, and which employ or contract with additional physicians to provide medical services. Under such agreements, we provide and perform non-medical management and administrative services, including financial management, information systems, marketing, risk management and administrative support.

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AHP has entered into an MSA with AHPIPA. In return, AHPIPA arranges for the delivery of health care services by contracting with physicians or professional medical corporations for primary care and specialty care services. AHPIPA assumes the financial risk of the cost of delivering health care services in excess of the fixed amounts received. The risk is subject to stop-loss provisions in contracts with HMOs. Some risk is transferred to the contracted physicians or professional corporations. The physicians in the AHPIPA are exclusively in control of, and responsible for, all aspects of the practice of medicine for enrolled patients. In accordance with relevant accounting guidance, AHPIPA has been determined to be a VIE of AHP as AHP is its primary beneficiary with the ability, through majority representation on the AHPIPA’s Board and otherwise, to direct the activities (excluding clinical decisions) that most significantly affect s AHPIPA economic performance. Therefore, AHP’s consolidated VIE, AHPIPA are consolidated in the accompanying unaudited pro forma condensed combined financial statements.

Clinigence issued an aggregate of 19,000,000 shares of its common stock in consideration for 100% of the outstanding shares of AHP. Based on the closing price of Clinigence’s common stock of $2.06 on February 25, 2021 the aggregate purchase price was $39,140,000

The pro forma condensed combined balance sheet has been adjusted to reflect the allocation by Clinigence management of the AHP purchase price to identifiable intangible net assets acquired and the excess purchase price to goodwill. The purchase price allocation is based upon a total purchase price of $39,140,000. This amount is derived from the issuance of 19,000,000 shares of Clinigence common stock at a price of $2.06 on February 25, 2021.

The purchase price of the Merger is as follows:

Fair value of Clinigence common stock issued upon closing	$39,140,000
Total purchase price	$39,140,000

Under the acquisition method of accounting, the total purchase price is allocated to AHP’s net intangible assets based on a preliminary independent valuation report of the fair values at the date of the completion of the Merger. The following table summarizes the allocation of the purchase price for AHP.

Tangible Assets	$718,000
Acquired identifiable intangibles:
Member relationships	$6,444,000
Tradename/Trademarks	$545,000
Goodwill	$31,433,000
Total purchase price	$39,140,000

$6,989,000 has been allocated to AHP’s identifiable intangible assets acquired.

3.  Merger of AHA

On February 25, 2021, Clinigence entered into a Merger agreement to acquire all of the shares of AHA, with AHA continuing after the Merger as a direct wholly-owned subsidiary of Clinigence. The Merger, which became effective on February 25, 2021 (the “Effective Date”), is accounted for under the acquisition method of accounting.

AHA Investment in ACMG

AHA currently has a 29% equity ownership interest in Accountable Care Medical Group of Florida, Inc. (ACMG), an accountable care organization (“ACO”), with approximately 16,000 Medicare members through a network of over 65 providers.

Clinigence issued an aggregate of 14,009,388 shares of its common stock in consideration for 100% of the outstanding shares of AHA. Based on the closing price of Clinigence’s common stock of $2.06 on February 25, 2021, the aggregate purchase price was $28,859,339.

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The pro forma condensed combined balance sheet has been adjusted to reflect the allocation by Clinigence management of the AHA purchase price to identifiable intangible net assets acquired and the excess purchase price to goodwill. The purchase price allocation is based upon a total purchase price of $28,859,339. This amount is derived from the issuance of 14,009,388 shares of Clinigence common stock at a price of $2.06 on February 24, 2021.

The purchase price of the Merger is as follows:

Fair value of Clinigence common stock issued upon closing	$28,859,339
Total purchase price	$28,859,339

Under the Acquisition method of accounting, the total purchase price is allocated to AHA’s equity investment in ACMG and AHA’s net intangible assets, based on a preliminary independent valuation report of the fair values at the date of the completion of the Merger. The following table summarizes the allocation of the purchase price for AHA to the investment in ACMG.

Investment in ACMG	$7,134,000
Acquired identifiable intangibles:
Population Health Platform Technology	$2,729,000
Goodwill	$18,996,339
Total purchase price	$28,859,339

$2,729,000 has been allocated to AHA’s identifiable intangible assets acquired.

4. Pro Forma Adjustments and Assumptions

Pro forma adjustments are necessary to reflect the estimated purchase price and to reflect the amounts related to AHP and AHA’s net tangible and intangible assets at an amount equal to the preliminary valuation reports of their fair values. The historical consolidated financial information has been adjusted to give effect to pro forma events that are directly attributable to the Merger.

The pro forma adjustments reflecting the completion of the Mergers are based upon the acquisition method of accounting in accordance with Section 805 of the FASB Codification ASC 805) and upon the assumptions set forth in the notes to the unaudited pro forma condensed combined financial statements. The unaudited pro forma condensed combined balance sheet has been adjusted to reflect the preliminary allocation of the purchase price to identifiable net assets acquired, including an amount for goodwill representing the difference between the purchase price and the fair value of the identifiable net assets. The estimated purchase price was calculated based upon $2.06, the closing price of Clinigence’s common stock on February 25, 2021.

The final allocation of the purchase price is dependent upon the final valuation reports. Accordingly, the pro forma purchase price adjustments reflected in the following unaudited pro forma combined financial statements are preliminary and have been made solely for the purpose of preparing these statements.

The pro forma adjustments are based upon available information and certain assumptions that Clinigence believes are reasonable under the circumstances. A final valuation report determination of the fair value of the assets acquired and liabilities assumed may differ materially from the preliminary valuation report determinations. This final valuation will be based on the actual fair values of tangible and intangible assets and liabilities assumed of AHP and AHA that are acquired as of the effective date of the Merger. The final valuation may change the purchase price allocation, which could affect the fair value assigned to the assets acquired and liabilities assumed and could result in a change to the unaudited pro forma combined financial statements.

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The unaudited pro forma condensed combined financial statements incorporate the following pro forma assumptions and adjustments:

(a)	The shareholders of AHP exchanged their shares of AHP common stock for 19,000,000 shares of the Company’s common stock par value .001 per share. (See note 2 for more details.)
(b)	The shareholders of AHA exchanged their shares of AHP common stock for 14,008,388 shares of the Company’s common stock par value .001 per share. (See note 3 for more details.)
(c)	The book value is the fair value of all assets and liabilities of AHP with the exception of the carrying value of AHPs intangible assets which have a preliminary estimated fair value of $6,989,000. (See note 2 for more details.)
(d)	The book value is the fair value of all assets and liabilities of AHA with the exception of the carrying value of AHA’s equity ownership interest in ACMG which has a preliminary estimated fair value of $7,134,00 and AHA’s intangible assets which have a preliminarily estimated fair value of $2,729,000. (See note 3 for more details.)
(e)	Removal of deferred dividends that were eliminated in connection with the Merger.
(f)	Removal of Series C, D and E Preferred stock that was eliminated in connection with the Merger.
(g)	Elimination of estimated non-recurring professional fees incurred by AHA in connection with their potential acquisition by a SPAC in 2020 that did not occur.
(h)	Removal transaction activity related to previous sale of technology to AHA in 2020 that has been reacquired by the Company pursuant to the Merger.
(i)	To record estimated amortization on identifiable intangible assets acquired.
(j)	Goodwill recognized as a result of the Merger (See notes 2 and 3 for more details.)
(k)	Elimination of stock dividends issued prior to Merger.
(l)	Elimination of VIE tax provision.
(m)	To record Deferred Tax Liability on identifiable intangible assets acquired.

5.  Pro Forma Net Loss per Share

Shares used to calculate unaudited pro forma combined basic and diluted net loss per share are based on the sum of the following:

a)	The number of Clinigence weighted-average shares used in computing historical net loss per share, basic and diluted; and
b)	The number of Clinigence common shares issued to the former AHP and AHA shareholders as consideration for the Merger.

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